The Hall Group

Certified Public Accountants

EXHIBIT 10.1

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports dated September 28, 2006 on the financial statements of Kingdom Koncrete, Inc. Corporation as of December 31, 2004 2005 and August 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended, and the inclusion of our name under the heading “Experts” in the Form SB-1 Registration Statement filed with the Securities & Exchange Commission.

/s/  The Hall Group, CPA’s

The Hall Group, CPA’s

Dallas, Texas

October 17, 2006